Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 4/1-4/30/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	5/15/09
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 4/1-4/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE FILING
	BANK ACCOUNTS				CURRENT MONTH		TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	3207240.76				3207240.76		3637884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							215515.06
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	—				—		215515.06

DISBURSEMENTS
NET PAYROLL/PAYROLL TAXES	49610.87				49610.87		176395.38
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE							280164.00
ADMINISTRATIVE	32020.07				32020.07		270580.43
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							650.00
COURT COSTS
TOTAL DISBURSEMENTS	81630.94				81630.94		727789.81

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(81630.94)				(81630.94)		(512274.75)

CASH — END OF MONTH	3125609.82				3125609.82		3125609.82

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$81630.94
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$81630.94

Account # 3755559146
Account Name PFF BANCORP
Reconciliation As of Date 4/30/09

Balance per Bank	$3,415,555.71

Deposits in Transit
Date	Amount
Total

Outstanding Checks
Check #	Amount
1027	183,899.00
1028	96,265.00
10011 (ADP Payroll 4/30)	9,735.45
ADP Service Charge	46.44

Total	(289,945.89)

Other (List)

Balance per Books	$3,125,609.82

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 4/1-4/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO CUSTOMER CONNECTION BANK OF AMERICA, N.A. DALLAS, TEXAS 75283-2406	Account Number 3755559146 01 01 152 01 M0000 E# 10 Last Statement: 03/31/2009 This Statement: 04/30/2009 Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION 08-13127 — KJC
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD. SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	04/01/2009-4/30/2009	Statement Beginning Balance	3,495,142.05
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	10	Amount of Checks	59,655.95
Number of Other Debits	6	Amount of Other Debits	19,930.39
		Statement Ending Balance	3,415,555.71
Number of Enclosures	10
		Service Charge	26.30
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1036	6,556.50	04/03	8692510327	1044		7,560.00	04/15	4392617104
1040*	1,180.79	04/01	4692069762	1045		7,560.00	04/22	2182843414
1041	7,560.00	04/08	1082376148	1046		7,560.00	04/30	1082054848
1042	84.75	04/08	1082376147	10009	*	A9,735.46	04/06	8992416894
1043	1,519.20	04/17	6092114094	10010		B10,339.25	04/20	9792210944
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
04/03		A 6,425.11	ADP TX/FINCL SVC DES:ADP — TAX ID:E2Z8V 040313A01 INDN:PFF BANCORP INC CO ID:1223006057 CCD	920074390
04/08		A56.94	ADP PAYROLL FEES DES:ADP — FEES ID:13Z8V 4143865 INDN:PFF BANCORP INC CO ID:9659605001 CCD	970088573
04/16		B6,950.47	ADP TX/FINCL SVC DES:ADP — TAX ID:E2Z8V 041715A01 INDN:PFF BANCORP INC CO ID:1223006057 CCD	050073499
04/22		46.44	ADP PAYROLL FEES DES:ADP — FEES ID:13Z8V 4706978 INDN:PFF BANCORP INC CO ID: 9659605001 CCD	110017205
04/30		26.30	FDIC ASSESSMENT
04/30		6,425.13	ADP TX/FINCL SVC DES:ADP — TAX ID:E2Z8V 050117A01 INDN:PFF BANCORP INC CO ID: 1223006057 CCD	190102786

S	A = 16217.51

S	B = 17289.72
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
03/31	3,495,142.05	3,484,579.05	04/15	3,455,982.50	3,455,982.50
04/01	3,493,961.26	3,483,398.26	04/16	3,449,032.03	3,449,032.03
04/02	3,493,961.26	3,493,327.48	04/17	3,447,512.83	3,447,512.83
04/03	3,480,979.65	3,480,979.65	04/20	3,437,173.58	3,437,173.58
04/06	3,471,244.19	3,471,244.19	04/22	3,429,567.14	3,429,567.14
04/08	3,463,542.50	3,463,542.50	04/30	3,415,555.71	3,415,555.71

*	The preceding check(s) is still outstanding or has been included in a previous statement.

PFF Bancorp, Inc.
Transaction Detail by Account
April 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
04/01/2009	General Journal	72			-SPLIT-	-16,217.51	-16,217.51
04/08/2009	General Journal	74			-SPLIT-	-7,560.00	-23,777.51
04/08/2009	General Journal	75			-SPLIT-	-84.75	-23,862.26
04/13/2009	General Journal	76			-SPLIT-	-1,519.20	-25,381.46
04/13/2009	General Journal	77			-SPLIT-	-7,560.00	-32,941.46
04/14/2009	General Journal	79			-SPLIT-	-17,336.16	-50,277.62
04/21/2009	General Journal	80			-SPLIT-	-7,560.00	-57,837.62
04/22/2009	General Journal	92			-SPLIT-	-46.44	-57,884.06
04/22/2009	General Journal	92R			-SPLIT-	46.44	-57,837.62
04/28/2009	General Journal	81			-SPLIT-	-7,560.00	-65,397.62
04/28/2009	General Journal	82			-SPLIT-	-16,207.02	-81,604.64
04/30/2009	General Journal	91			-SPLIT-	-26.30	-81,630.94

Total for B of A Checking						$-81,630.94
Bank Charges
04/30/2009	General Journal	91			-SPLIT-	26.30	26.30

Total for Bank Charges						$26.30
Contractor — Talbott
04/08/2009	General Journal	74			-SPLIT-	7,560.00	7,560.00
04/13/2009	General Journal	77			-SPLIT-	7,560.00	15,120.00
04/21/2009	General Journal	80			-SPLIT-	7,560.00	22,680.00
04/28/2009	General Journal	81			-SPLIT-	7,560.00	30,240.00

Total for Contractor — Talbott						$30,240.00
Office Expenses
04/01/2009	General Journal	72			-SPLIT-	56.94	56.94
04/08/2009	General Journal	75			-SPLIT-	84.75	141.69
04/13/2009	General Journal	76			-SPLIT-	1,519.20	1,660.89
04/14/2009	General Journal	79			-SPLIT-	46.44	1,707.33
04/22/2009	General Journal	92			-SPLIT-	46.44	1,753.77
04/22/2009	General Journal	92R			-SPLIT-	-46.44	1,707.33
04/28/2009	General Journal	82			-SPLIT-	46.44	1,753.77

Total for Office Expenses						$1,753.77
Payroll
04/01/2009	General Journal	72			-SPLIT-	16,160.57	16,160.57
04/14/2009	General Journal	79			-SPLIT-	18,289.72	33,450.29
04/28/2009	General Journal	82			-SPLIT-	16,160.58	49,610.87

Total for Payroll						$49,610.87

Journal Entry	Entry #: 72

Date: 04/01/2009

Account	Debit	Credit

Payroll	16160.57
Office Expense	56.94
B of A Checking		16217.51

Totals	16217.51	16217.51
Memo: Payroll 3/15 — 3/28

Journal Entry	Entry #: 74

Date: 04/08/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 4/6/09 — 4/10/09

Journal Entry	Entry #: 75

Date: 04/08/2009

Account	Debit	Credit

Office Expenses	84.75
B of A Checking		84.75

Totals	84.75	84.75
Memo: Quickbooks — March

Journal Entry	Entry #: 76

Date: 04/13/2009

Account	Debit	Credit

Office Expenses	1519.20
B of A Checking		1519.20

Totals	1519.20	1519.20
Memo: EDGAR Fees

Journal Entry	Entry #: 77

Date: 04/13/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 4/13 — 4/17

Journal Entry	Entry #: 79

Date: 04/14/2009

Account	Debit	Credit

Payroll	17289.72
Office Expenses	46.44
B of A Checking		17336.16

Totals	17336.16	17336.16
Memo: Period 3/29 — 4/11/09, including COBRA

Journal Entry	Entry #: 80

Date: 04/21/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 4/20 — 4/24

Journal Entry	Entry #: 81

Date: 04/28/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 4/27 — 5/1

Journal Entry	Entry #: 82

Date: 04/28/2009

Account	Debit	Credit

Payroll	16160.58
Office Expenses	46.44
B of A Checking		16207.02

Totals	16207.02	16207.02
Memo: Payroll 4/12 — 4/25

Journal Entry	Entry #: 91

Date: 04/30/2009

Account	Debit	Credit

Bank Charges	26.30
B of A Checking		26.30

Totals	26.30	26.30
Memo: B of A — April

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 4/1-4/30/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ATTACHED	$ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Bancorp, Inc.
Profit & Loss
April 2009

Total
Income
Total Income
Expenses
Bank Charges	26.30
Contractor — Talbott	30,240.00
Office Expenses	1,753.77
Payroll	49,610.87

Total Expenses	$81,630.94

Net Operating Income	$-81,630.94

Net Income	$-81,630.84

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — April 30, 2009

Total
Income
Workers Comp Experience Refund	10,563.00

Total Income	$10,563.00
Expenses
Accrued Expenses	0.00
Bank Charges	229.08
Contractor — Talbott	158,760.00
Interest Expense	0.99
Kurtzman Carson	72,686.07
Legal & Professional Fees	198,465.25
Office Expenses	14,795.62
Payroll	176,256.06
Progressive Reimb	-202,416.95
Supplies	209.85
Taxes & Licenses	523.23
Travel	8,067.67
US Trustee	650.00

Total Expenses	$428,226.87

Net Operating Income	$-417,663.87
Other Income
Other Income	2,553.12

Total Other Income	$2,553.12
Other Expenses
Miscellaneous	2,000.00

Total Other Expenses	$2,000.00

Net Other Income	$553.12

Net Income	$-417,110.75

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 4/1-4/30/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Bancorp, Inc.
Balance Sheet
As of April 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	3,125,609.82
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$4,825,609.82

Total Current Assets	$4,825,609.82
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	132,500,000.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss	259,760,693.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	-249,743,000.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	129,704.78
Prepaid OTS Assessment	6,357.00
Progressive — Tail	183,899.00
Stock Options Granted	24,911,967.00
Travellers Tail	96,265.00
US Treasury Bonds — HTM	1,000,000.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$154,833,680.78

TOTAL ASSETS	$159,659,290.60

Total
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00

Total Other Current Liabilities	$0.00

Total Current Liabilities	$0.00
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-75,213.90
Net Income	-419,545.50

Total Equity	$42,229,234.60

TOTAL LIABILITIES AND EQUITY	$159,659,290.60

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 4/1-4/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	NONE					NONE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: April 1 — April 30, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 4/1-4/30/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 – 30 days old
31 – 60 days old
61 – 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
__________ DISTRICT OF DELAWARE

In re Diversified Builder Services	Case No. 08-13129
Reporting Period: 4/1-4/30/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	5/11/09
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor Diversified Builder Services	Case No. 08-13129
Reporting Period: 4/1-4/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE
	BANK ACCOUNTS					CURRENT MONTH		FILING TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	1185462.27					1185462.27		1186035.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	6230.38	[1]				6230.38		6230.38
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	6230.38					6230.38		6230.38

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	9.18					9.18		157.57
SELLING
OTHER (ATTACH LIST)								99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES								325.00
COURT COSTS
TOTAL DISBURSEMENTS	9.18					9.18		581.91

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	6221.20					6221.20		5648.47

CASH — END OF MONTH	1191683.47					1191683.47		1191683.47

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$9.18
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$9.18

[1]	Receipt of tax refund assigned to company by customer (Borrower) Richard Lafferty.

Account # 3755559188
Account Name DIVERSIFIED BUILDER SERVICES
Reconciliation As of Date 4/30/09

Balance per Bank	$1,191,683.47

Deposits in Transit
Date
None

Outstanding Checks
Check #
None

Other (List)

Balance per Books	$1,191,683.47

In re Debtor Diversified Builder Services	Case No. 08-13129
Reporting Period: 4/1-4/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number 3755559188
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 03/31/2009
BANK OF AMERICA, N.A.	This Statement: 04/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION 08-13129
OPERATING ACCOUNT
1490 N CLAREMONT BLVD.	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813129
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	04/01/2009 - 04/30/2009	Statement Beginning Balance	1,185,462.27
Number of Deposits/Credits	1	Amount of Deposits/Credits	6,230.38
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	9.18
		Statement Ending Balance	1,191,683.47
Number of Enclosures	0
		Service Charge	9.18
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
04/06		6,230.38	CA BANKING CENTER DEPOSIT	23530646049376
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
04/30		9.18	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
03/31	1,185,462.27	1,185,462.27	04/10	1,191,692.65	1,191,692.65
04/06	1,191,692.65	1,185,462.27	04/30	1,191,683.47	1,191,683.47
04/09	1,191,692.65	1,191,318.83

Diversified Builder Services, Inc.
Transaction Detail by Account
April 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
04/08/2009	General Journal	6			-SPLIT-	6,230.38	6,230.38
04/30/2009	General Journal	10			-SPLIT-	-9.18	6,221.20

Total for B of A Checking						$6,221.20
Accounts Receivable
04/08/2009	General Journal	8			-SPLIT-	220,948.85	220,948.85

Total for Accounts Receivable						$220,948.85
Bank Charges
04/30/2009	General Journal	10			-SPLIT-	9.18	9.18

Total for Bank Charges						$9.18
Other Income
04/08/2009	General Journal	6			-SPLIT-	6,230.38	6,230.38
04/08/2009	General Journal	8			-SPLIT-	220,948.85	227,179.23

Total for Other Income						$227,179.23

Journal Entry	Entry #: 6
Date: 04/08/2009

Account	Debit	Credit

B of A Checking	6230.38
Other Income		6230.38

Totals	6230.38	6230.38
Memo: Lafferty Tax Refund

Journal Entry	Entry #: 10
Date: 04/30/2009

Account	Debit	Credit

Bank Charges	9.18
B of A Checking		9.18

Totals	9.18	9.18
Memo: April B of A

In re Debtor Diversified Builder Services	Case No. 08-13129
Reporting Period: 4/1-4/30/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Diversified Builder Services, Inc.
Profit & Loss
April 2009

Total
Income
Total Income
Expenses
Bank Charges	9.18

Total Expenses	$9.18

Net Operating Income	$-9.18

Other Income
Other Income	227,179.23

Total Other Income	$227,179.23

Net Other Income	$227,179.23

Net Income	$227,170.05

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — April 30, 2009

Total
Income
Total Income
Expenses
Bank Charges	157.57
U S Trustee	325.00

Total Expenses	$482.57

Net Operating Income	$-482.57
Other Income
Other Income	227,079.89

Total Other Income	$227,079.89

Net Other Income	$227,079.89

Net Income	$226,597.32

In re Debtor Diversified Builder Services	Case No. 08-13129
Reporting Period: 4/1-4/30/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Diversified Builder Services, Inc.
Balance Sheet
As of April 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,191,683.47
PFF Checking	0.00
PFF Checking — 10102	0.00

Total Bank Accounts	$1,191,683.47

Total Current Assets	$1,191,683.47
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	509,448.85
Commercial LOC — MI	7,800,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-2,866,325.15

TOTAL ASSETS	$-1,674,641.68

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00
APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings
Net Income	226,597.32

Total Equity	$-16,611,854.68

TOTAL LIABILITIES AND EQUITY	$-1,674,641.68

In re Debtor Diversified Builder Services	Case No. 08-13129
Reporting Period: 4/1-4/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	NONE					NONE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: _____
Other: _____
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: April 1 — April 30, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor Diversified Builder Services	08-13129
4/1-4/30/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$7,800,000.00
+ Amounts billed during the period	—
- Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$7,800,000.00

Accounts Receivable Aging
0 – 30 days old
31 – 60 days old
61 – 90 days old
91+ days old	$7,800,000.00
Total Accounts Receivable	$7,800,000.00
Amount considered uncollectible (Bad Debt)	$5,729,081.00
Accounts Receivable (Net)	$2,070,919.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
__________ DISTRICT OF DELAWARE

In re Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 4/1-4/30/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	5/11/09 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 4/1-4/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	62621.71				62621.71		44046.24

RECEIPTS
CASH SALES/COMMISSIONS	1711.13				1711.13		20438.73
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							307.22
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	1711.13				1711.13		20745.95

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	0.50				0.50		134.85
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							325.00
COURT COSTS
TOTAL DISBURSEMENTS	0.50				0.50		459.85

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	1710.63				1710.63		20261.10

CASH — END OF MONTH	64332.34				64332.34		64332.34

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$0.50
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$0.50

Account # 3755558202
Account Name GLENCREST INSURANCE SERVICES
Reconciliation As of Date 4/30/09

Balance per Bank	$64,332.34

Deposit in Transit
Date
Total

Outstanding Checks
Check #
Total

Other (List)

Balance per Books	$64,332.34

In re Debtor Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 4/1-4/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number 3755558202
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 03/31/2009
BANK OF AMERICA, N.A.	This Statement: 04/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION 08-13131
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711	Bankruptcy Case Number: 0813131
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	04/01/2009 – 04/30/2009	Statement Beginning Balance	62,621.71
Number of Deposits/Credits	3	Amount of Deposits/Credits	1,711.13
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	.50
		Statement Ending Balance	64,332.34
Number of Enclosures	0
		Service Charge	.50
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
04/08		87.96	CA BANKING CENTER DEPOSIT	27860636079396
04/08		839.58	CA BANKING CENTER DEPOSIT	27860636079396
04/14		783.59	CA BANKING CENTER DEPOSIT	27860636049161
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
04/30		.50	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
03/31	62,621.71	62,513.10	04/14	64,332.84	63,549.25
04/02	62,621.71	62,615.20	04/17	64,332.84	64,285.83
04/03	62,621.71	62,621.71	04/20	64,332.84	64,332.84
04/08	63,549.25	62,621.71	04/30	64,332.34	64,332.34
04/13	63,549.25	63,493.62

Glencrest Insurance Services, Inc.
Transaction Detail by Account
April 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
04/08/2009	General Journal	29			-SPLIT-	87.96	87.96
04/08/2009	General Journal	30			-SPLIT-	839.50	927.46
04/08/2009	General Journal	36			-SPLIT-	0.08	927.54
04/14/2009	General Journal	32			-SPLIT-	783.59	1,711.13
04/30/2009	General Journal	35			-SPLIT-	-0.50	1,710.63

Total for B of A Checking						$1,710.63
Fees Billed
04/08/2009	General Journal	29			-SPLIT-	87.96	87.96
04/08/2009	General Journal	30			-SPLIT-	839.50	927.46
04/08/2009	General Journal	36			-SPLIT-	0.08	927.54
04/14/2009	General Journal	32			-SPLIT-	783.59	1,711.13

Total for Fees Billed						$1,711.13
Bank Charges
04/30/2009	General Journal	35			-SPLIT-	0.50	0.50

Total for Bank Charges						$0.50

Journal Entry	Entry #: 29

Date: 04/08/2009

Account	Debit	Credit

B of A Checking	87.96
Fees Billed		87.96

Totals	87.96	87.96
Memo: Long Term Preferred Care

Journal Entry	Entry #: 30

Date: 04/08/2009

Account	Debit	Credit

B of A Checking	839.50
Fees Billed		839.50

Totals	839.50	839.50
Memo: Affinion $741.60 MN Life — $97.98

Journal Entry	Entry #: 32

Date: 04/14/2009

Account	Debit	Credit

B of A Checking	783.59
Fees Billed		783.59

Totals	783.59	783.59
Memo: Principal $712.09, CA Fair plan $71.50

Journal Entry	Entry #: 35

Date: 04/30/2009

Account	Debit	Credit

Bank Charges	0.50
B of A Checking		0.50

Totals	0.50	0.50
Memo: April B of A

Journal Entry	Entry #: 36

Date: 04/08/2009

Account	Debit	Credit

B of A Checking	0.08
Fees Billed		0.08

Totals	0.08	0.08
Memo: Correct JE 30

In re Debtor Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 4/1-4/30/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Insurance Services, Inc.
Profit & Loss
April 2009

Total
Income
Fees Billed	1,711.13

Total Income	$1,711.13
Expenses
Bank Charges	0.50

Total Expenses	$0.50

Net Operating Income	$1,710.63

Net Income	$1,710.63

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — April 30, 2009

Total
Income
Fees Billed	20,438.73

Total Income	$20,438.73
Expenses
Bank Charges	134.85
US Trustee	325.00

Total Expenses	$459.85

Net Operating Income	$19,978.88
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$20,286.10

In re Debtor Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 4/1-4/30/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Insurance Services, Inc.
Balance Sheet
As of April 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	64,332.34
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$64,332.34

Total Current Assets	$64,332.34
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$116,727.34

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings
Net Income	20,286.10

Total Equity	$80,855.34

TOTAL LIABILITIES AND EQUITY	$116,727.34

In re Debtor Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 4/1-4/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	NONE					NONE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: April 1 — April 30, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor Glencrest Insurance Services	Case No. 08-13131
Reporting Period: 4/1-4/30/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 – 30 days old
31 – 60 days old
61 – 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
__________ DISTRICT OF DELAWARE

In re Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 4/1-4/30/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	5/15/09 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 4/1-4/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE FILING
	BANK ACCOUNTS					CURRENT MONTH		TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	136602.23					136602.23		31278.00

RECEIPTS
COMMISSIONS	5.00					5.00		396.01
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS	6452.00					6452.00		7107.00
OTHER (ATTACH LIST)	404.73	[1]				404.73		26145.93
TRANSFERS (FROM DIP ACCTS)								196027.42

TOTAL RECEIPTS	6861.73					6861.73		229676.36

DISBURSEMENTS
NET PAYROLL								27609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	20187.78					20187.78		80751.12
INSURANCE
ADMINISTRATIVE	4572.71					4572.71		29120.10
SELLING
OTHER (ATTACH LIST)
PREPAID RENT	5162.00					5162.00		5162.00

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)								4445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES								325.00
COURT COSTS
TOTAL DISBURSEMENTS	29922.49					29922.49		147412.89

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(23060.76)					(23060.76)		82263.47

CASH — END OF MONTH	113541.47					113541.47		113541.47

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$29922.49
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$29922.49

[1]March 2009 Fees from California Financial Partners	$404.73

Account # 3755559162
Account Name GLENCREST INVESTMENT ADVISORS
Reconciliation As of Date 4/30/09

Balance per Bank	$118,703.47

Deposits in Transit
Date	Amount
Total

Outstanding Checks
Check #	Amount
1066	5,162.00

Total	(5,162.00)

Other (List)

Balance per Books	$113,541.47

In re Debtor Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 4/1-4/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number 3755559162
01 01 152 01 M0000 E# 13
CUSTOMER CONNECTION	Last Statement: 03/31/2009
BANK OF AMERICA, N.A.	This Statement: 04/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION 08-13128
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	04/01/2009 — 04/30/2009	Statement Beginning Balance	138,699.35
Number of Deposits/Credits	3	Amount of Deposits/Credits	6,861.73
Number of Checks	13	Amount of Checks	26,856.70
Number of Other Debits	1	Amount of Other Debits	.91
		Statement Ending Balance	118,703.47
Number of Enclosures	13
		Service Charge	.91
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
04/08		850.00	CA BANKING CENTER DEPOSIT	2786063607939
04/22		2,634.73	CA BANKING CENTER DEPOSIT	2353057600170
04/27		3,377.00	CA BANKING CENTER DEPOSIT	2786064604560
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1052	986.75	04/06	7692933833	1059		45.00	04/14	6992095719
1053	960.37	04/03	6392193789	1060		2,817.49	04/14	7892225230
1054	45.00	04/06	6592394373	1061		31.66	04/20	7892238026
1055	105.00	04/06	6692774352	1063	*	140.50	04/22	6992900065
1056	5,162.00	04/06	7712052618	1064		988.83	04/16	7592086633
1057	532.38	04/13	6492531917	1065		15.94	04/24	7892795859
1058	15,025.78	04/15	7292529083
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
04/30		.91	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
03/31	138,699.35	136,864.25	04/15	113,869.58	113,869.58
04/02	138,699.35	138,589.25	04/16	112,880.75	112,880.75
04/03	137,738.98	137,738.98	04/20	112,849.09	112,849.09
04/06	131,440.23	131,440.23	04/22	115,343.32	112,708.59
04/08	132,290.23	131,440.23	04/23	115,343.32	114,800.09
04/09	132,290.23	132,239.23	04/24	115,327.38	114,917.65
04/10	132,290.23	132,290.23	04/27	118,704.38	115,302.80
04/13	131,757.85	131,757.85	04/28	118,704.38	115,327.38
04/14	128,895.36	128,895.36	04/30	118,703.47	118,500.85

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
April 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
04/01/2009	General Journal	96			-SPLIT-	-5,162.00	-5,162.00
04/08/2009	General Journal	97			-SPLIT-	450.00	-4,712.00
04/08/2009	General Journal	99			-SPLIT-	-532.38	-5,244.38
04/08/2009	General Journal	102			-SPLIT-	-45.00	-5,289.38
04/08/2009	General Journal	103			-SPLIT-	-2,817.49	-8,106.87
04/08/2009	General Journal	100			-SPLIT-	-15,025.78	-23,132.65
04/08/2009	General Journal	98			-SPLIT-	400.00	-22,732.65
04/14/2009	General Journal	104			-SPLIT-	-988.83	-23,721.48
04/14/2009	General Journal	106			-SPLIT-	-31.66	-23,753.14
04/14/2009	General Journal	105			-SPLIT-	-140.50	-23,893.64
04/21/2009	General Journal	108			-SPLIT-	-15.94	-23,909.58
04/21/2009	General Journal	110			-SPLIT-	2,230.00	-21,679.58
04/21/2009	General Journal	109			-SPLIT-	404.73	-21,274.85
04/28/2009	General Journal	111			-SPLIT-	3,377.00	-17,897.85
04/28/2009	General Journal	112			-SPLIT-	-5,162.00	-23,059.85
04/30/2009	General Journal	124			-SPLIT-	-0.91	-23,060.76
Total for B of A Checking						$-23,060.76
Prepaid Rent — Palm Desert
04/28/2009	General Journal	112			-SPLIT-	5,162.00	5,162.00

Total for Prepaid Rent — Palm Desert						$5,162.00
CA Financial Ptnr Income
04/21/2009	General Journal	109			-SPLIT-	404.73	404.73

Total for CA Financial Ptnr Income						$404.73
Fees Billed
04/21/2009	General Journal	110			-SPLIT-	5.00	5.00

Total for Fees Billed						$5.00
Misc Asset Sales — Claremont
04/08/2009	General Journal	97			-SPLIT-	450.00	450.00
04/08/2009	General Journal	98			-SPLIT-	400.00	850.00
04/21/2009	General Journal	110			-SPLIT-	2,225.00	3,075.00
04/28/2009	General Journal	111			-SPLIT-	3,377.00	6,452.00

Total for Misc Asset Sales — Claremont						$6,452.00
Bank Charges
04/30/2009	General Journal	124			-SPLIT-	0.91	0.91

Total for Bank Charges						$0.91
I 365 Data Storage
04/08/2009	General Journal	103			-SPLIT-	2,817.49	2,817.49
04/14/2009	General Journal	106			-SPLIT-	31.36	2,849.15

Total for I 365 Data Storage						$2,849.15
Office Expenses
04/08/2009	General Journal	102			-SPLIT-	45.00	45.00
04/21/2009	General Journal	108			-SPLIT-	15.94	60.94

Total for Office Expenses						$60.94
Rent — Claremont
04/08/2009	General Journal	100			-SPLIT-	15,025.78	15,025.78

Total for Rent — Claremont						$15,025.78

Journal Entry	Entry #: 96

Date: 04/01/2009

Account	Debit	Credit

Rent — Palm Desert	5162.00
B of A Checking		5162.00

Totals	5162.00	5162.00
Memo: April rent — One El Paseo

Journal Entry	Entry #: 97

Date: 04/08/2009

Account	Debit	Credit

B of A Checking	450.00
Misc Asset Sales — Claremont		450.00

Totals	450.00	450.00
Memo: Sale of Pictures

Journal Entry	Entry #: 99

Date: 04/08/2009

Account	Debit	Credit

Utilities — Phone and Data	532.38
B of A Checking		532.38

Totals	532.38	532.38
Memo: Verizon

Journal Entry	Entry #: 102

Date: 04/08/2009

Account	Debit	Credit

Office Expenses	45.00
B of A Checking		45.00

Totals	45.00	45.00
Memo: Cintas — March

Journal Entry	Entry #: 103

Date: 04/08/2009

Account	Debit	Credit

I 365 Data Storage	2817.49
B of A Checking		2817.49

Totals	2817.49	2817.49
Memo: March

Journal Entry	Entry #: 100

Date: 04/08/2009

Account	Debit	Credit

Rent — Claremont	15025.78
B of A Checking		15025.78

Totals	15025.78	15025.78
Memo: April Rent

Journal Entry	Entry #: 98

Date: 04/08/2009

Account	Debit	Credit

B of A Checking	400.00
Misc Asset Sales — Claremont		400.00

Totals	400.00	400.00
Memo: Binding Machine

Journal Entry	Entry #: 104

Date: 04/14/2009

Account	Debit	Credit

Utilities — SCE	988.83
B of A Checking		988.83

Totals	988.83	988.83
Memo: April Charges

Journal Entry	Entry #: 106

Date: 04/14/2009

Account	Debit	Credit

I 365 Data Storage	31.66
B of A Checking		31.66

Totals	31.66	31.66
Memo:

Journal Entry	Entry #: 105

Date: 04/14/2009

Account	Debit	Credit

Utilities — Gas Co	140.50
B of A Checking		140.50

Totals	140.50	140.50
Memo: 3/5 — 4/3

Journal Entry	Entry #: 108

Date: 04/21/2009

Account	Debit	Credit

Office Expenses	15.94
B of A Checking		15.94

Totals	15.94	15.94
Memo: Image IV copier charges

Journal Entry	Entry #: 110

Date: 04/21/2009

Account	Debit	Credit

B of A Checking	2230.00
Misc Asset Sales — Claremont		2225.00
Fees Billed		5.00

Totals	2230.00	2230.00

Memo:	Asset Sales — $625.00 (desks), $600.00 (pictures, flat screen), $1,000.00 (computers), 1st Merchantile — $5.00

Journal Entry	Entry #: 109

Date: 04/21/2009

Account	Debit	Credit

B of A Checking	404.73
CA Financial Ptnr Income		404.73

Totals	404.73	404.73
Memo: March 2009 Fees from sale of GIA accounts

Journal Entry	Entry #: 111

Date: 04/28/2009

Account	Debit	Credit

B of A Checking	3377.00
Misc Asset Sales — Claremont		3377.00

Totals	3377.00	3377.00
Memo: Gould — See Attached

Journal Entry	Entry #: 112

Date: 04/28/2009

Account	Debit	Credit

Prepaid Rent — Palm Desert	5162.00
B of A Checking		5162.00

Totals	5162.00	5162.00
Memo: May rent

Journal Entry	Entry #: 124

Date: 04/30/2009

Account	Debit	Credit

Bank Charges	0.91
B of A Checking		0.91

Totals	0.91	0.91
Memo: April B of A

In re Debtor Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 4/1-4/30/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Investment Advisors, Inc.
Profit & Loss
April 2009

Total
Income
CA Financial Ptnr Income	404.73
Fees Billed	5.00
Misc Asset Sales — Claremont	6,452.00

Total Income	$6,861.73
Expenses
Bank Charges	0.91
I 365 Data Storage	2,849.15
Office Expenses	60.94
Rent — Claremont	15,025.78
Rent — Palm Desert	5,162.00
Utilities — Gas Co	140.50
Utilities — Phone and Data	532.38
Utilities — SCE	988.83

Total Expenses	$24,760.49

Net Operating Income	$-17,898.76

Net Income	$-17,898.76

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 — April 30, 2009

Total
Income
Ameritrade Close Out	22,111.54
CA Financial Ptnr Income	404.73
Fees Billed	9.80
Misc Asset Sales — Claremont	7,107.00
Rental Income Palm Desert	15,757.32
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$54,933.05
Expenses
Bank Charges	183.70
Computek I.T.	650.00
I 365 Data Storage	7,674.22
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	2,972.48
Other General and Admin Expenses	4,198.72
Payroll Expenses	27,603.90
Rent — Claremont	60,103.12
Rent — Palm Desert	20,648.00
Supplies	-233.34
US Trustee	325.00
Utilities	2,500.98
Utilities — Gas Co	1,119.52
Utilities — Phone and Data	9,601.84
Utilities — SCE	3,123.36
Utilities — Siemens	1,549.25
Utilities — Water	15.14

Total Expenses	$137,218.44

Net Operating Income	$-82,285.39
Other Income
Other Income	65,522.67

Total Other Income	$65,522.67
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$65,468.56

Net Income	$-16,816.83

In re Debtor Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 4/1-4/30/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Investment Advisors, Inc.
Balance Sheet
As of April 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	113,541.47
PFF Checking	0.00

Total Bank Accounts	$113,541.47

Total Current Assets	$113,541.47
Other Assets
Advances to Trust	80,000.00
Lease Deposit	3,578.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,984.00
Prepaid A/P	23,437.00
Prepaid Rent — Palm Desert	5,162.00
Prin Rec FHLMC SEC Fixed	61,914.00
Property & Equipment	492,486.00
Utility Deposit	4,445.00
Valuation Allowance	-43,570.00

Total Other Assets	$704,258.00

TOTAL ASSETS	$817,799.47

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	3,479.00

Total Long Term Liabilities	$62,316.00

Total Liabilities	$62,316.00
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	108,687.30
Net Income	-16,816.83

Total Equity	$755,483.47

TOTAL LIABILITIES AND EQUITY	$817,799.47

In re Debtor Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 4/1-4/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	NONE					NONE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: ______
Other: ______
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: April 1 — April 30, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor Glencrest Investment Advisors	Case No. 08-13128
Reporting Period: 4/1-4/30/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	Unable to Determine
+ Amounts billed during the period	NONE
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 – 30 days old
31 – 60 days old
61 – 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X1
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

[1]	Sales of Pictures and Equipment — $6,452.00

UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF DELAWARE

In re PFF Real Estate Services	Case No. 08-13130
Reporting Period: 4/1-4/30/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit/
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	5/11/09
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Debtor PFF Real Estate Services	Case No. 08-13130
Reporting Period: 4/1-4/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	25318.46				25318.46		25725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	—				—		—

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	0.19				0.19		81.77
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							325.00
COURT COSTS
TOTAL DISBURSEMENTS	0.19				0.19		406.77

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	(0.19)				(0.19)		(406.77)

CASH — END OF MONTH	25318.27				25318.27		25318.27

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$0.19
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$0.19

Account # 3755558192
Account Name PFF REAL ESTATE SERVICES
Reconciliation As of Date 4/30/09

Balance per Bank	$25,318.27

Deposits in Transit
Date

Outstanding Checks

Other (List)

Balance per Books	$25,318.27

In re Debtor PFF Real Estate Services	Case No. 08-13130
Reporting Period: 4/1-4/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO CUSTOMER CONNECTION BANK OF AMERICA, N.A. DALLAS, TEXAS 75283-2406	Account Number 3755558192 01 01 152 01 M0000 E# 0 Last Statement: 03/31/2009 This Statement: 04/30/2009 Customer Service 1-800-342-7722

PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION 08-13130
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period	04/01/2009 — 04/30/2009	Statement Beginning Balance	25,318.46
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	.19
		Statement Ending Balance	25,318.27
Number of Enclosures	0
		Service Charge	.19
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
04/30		.19	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
03/31	25,318.46	25,318.46	04/30	25,318.27	25,318.27

PFF Real Estate Services, Inc.
Transaction Detail by Account
April 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
04/30/2009	General Journal	12			-SPLIT-	-0.19	-0.19

Total for B of A Checking						$-0.19
Bank Charges
04/30/2009	General Journal	12			-SPLIT-	0.19	0.19

Total for Bank Charges						$0.19

Journal Entry	Entry #: 12

Date: 04/30/2009

Account	Debit	Credit

Bank Charges	0.19
B of A Checking		0.19

Totals	0.19	0.19
Memo: April B of A

In re Debtor PFF Real Estate Services	Case No. 08-13130
Reporting Period: 4/1-4/30/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED à	$ ATTACHED à
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Real Estate Services, Inc.
Profit & Loss
April 2009

Total
Income
Total Income
Expenses
Bank Charges	0.19

Total Expenses	$0.19

Net Operating Income	$-0.19

Net Income	$-0.19

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — April 30, 2009

Total
Income
Total Income
Expenses
Bank Charges	81.77
U S Trustee	325.00

Total Expenses	$406.77

Net Operating Income	$-406.77
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-406.73

In re Debtor PFF Real Estate Services	Case No. 08-13130
Reporting Period: 4/1-4/30/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Real Estate Services, Inc.
Balance Sheet
As of April 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	25,318.27
PFF Checking	0.00

Total Bank Accounts	$25,318.27

Total Current Assets	$25,318.27

TOTAL ASSETS	$25,318.27

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings
Net Income	-406.73

Total Equity	$25,318.27

TOTAL LIABILITIES AND EQUITY	$25,318.27

In re Debtor PFF Real Estate Services	Case No. 08-13130
Reporting Period: 4/1-4/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	NONE					NONE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate
Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: April 1 — April 30, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re Debtor PFF Real Estate Services	08-13130
4/1-4/30/09
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0 – 30 days old
31 – 60 days old
61 – 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X